WILSHIRE VARIABLE INSURANCE TRUST SUMMARY PROSPECTUS MAY 1, 2014
Socially Responsible Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2014, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/VITDocuments, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Socially Responsible Fund (the “Fund”) seeks long-term growth of capital, current income and growth of income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.33%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Fund seeks to achieve its objective by investing in issuers that meet certain investment and socially responsible criteria. Investments in equity securities are limited to issuers which, in the subadviser’s judgment, meet the following criteria:

Socially responsible areas of focus for inclusion:

•	Companies with strong environmental management systems, eco-efficiency programs, health and safety procedures, and an overall commitment to continuously improve on environmental matters

•	Companies with competitive employee benefit initiatives, workplace programs and non-discrimination policies

•	Companies with good transparency and shareholder engagement

Socially responsible areas of exclusion based on revenues:

•	Major tobacco, alcohol and gaming device manufacturers

•	Major weapons manufacturers

•	Major nuclear power generators

•	Major pornographic content manufacturers

The Adviser allocates the Fund’s assets between two investment strategies: an appreciation strategy and a large cap core strategy.

WIL-SM-012-0500

Principal Risks

You may lose money by investing in the Fund. In addition, investing in the Fund involves the following principal risks:

Socially Responsible Risk. The Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the subadviser may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. As a result, the subadviser may pass up opportunities to buy certain securities when it is otherwise advantageous to do so or may sell certain securities when it is disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Equity Risk. A principal risk of investing in the Fund is equity risk. This is the risk that the prices of stocks held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. Over the past several years, the global financial crisis has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

Portfolio Strategy Risk. The investment performance of the Fund is in part dependent upon the subadviser’s skill in making appropriate investments. To the extent that the Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Fund relative to the market or index.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Performance

The information below provides an illustration of how the Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.30% (quarter ended 6/30/09) and the lowest return for a quarter was (23.64)% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2013)

	1 year	5 years	10 years
Socially Responsible Fund	29.01%	14.82%	5.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Management

Adviser

Wilshire Associates Incorporated

Subadviser and Portfolio Managers

ClearBridge Investments, LLC (“ClearBridge”)

Scott Glasser, Co-Chief Investment Officer, Managing Director and Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Mr. Glasser has served as Portfolio Manager since March 2009.

Michael Kagan, Managing Director, Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Mr. Kagan has served as Portfolio Manager since March 2009.

Mary Jane McQuillen, Managing Director and Portfolio Manager of ClearBridge and Portfolio Manager of the Fund. Ms. McQuillen has served as Portfolio Manager since March 2009.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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